                       SUPPLEMENT DATED APRIL 4, 2005

                                       TO

                         PROSPECTUSES DATED MAY 1, 2004*
                          (AS PREVIOUSLY SUPPLEMENTED)

                                       OF

                      JOHN HANCOCK VARIABLE SERIES TRUST I

        On April 4, 2005, the shareholders of John Hancock Variable Series Trust I ("JHVST") unanimously approved a reorganization (the "Reorganization") pursuant to which each separate investment fund of JHVST will combine into one of the separate investment funds of John Hancock Trust ("JHT"). On January 1, 2005, JHT underwent a name change. Prior to that date, JHT was known as "Manufacturers Investment Trust." The investment manager of JHVST and the investment manager of JHT are both indirect wholly-owned subsidiaries of Manulife Financial Corporation, a publicly-traded Canadian holding company.

        The Reorganization will occur as of April 29, 2005, when the outstanding shares of each Acquired Fund will be cancelled and, in their place, will be issued shares of the Acquiring Fund into which that Acquired Fund is being combined. Thereafter, the Acquired Fund will cease to exist.

         Pursuant to the Reorganization, each Acquired Fund (listed in the left column below) will combine into the corresponding Acquiring Fund (listed opposite in the right column below):

JHVST                                                   CORRESPONDING JHT
ACQUIRED FUND                                           ACQUIRING FUND
-------------                                           --------------
Active Bond Fund                                        Active Bond Trust
Bond Index Fund                                         Bond Index Trust B
Earnings Growth Fund                                    Large Cap Growth Trust
Equity Index Fund                                       500 Index Trust B
Financial Industries Fund                               Financial Services Trust
Fundamental Value Fund                                  Equity Income Trust
Global Bond Fund                                        Global Bond Trust
Growth & Income Fund                                    Growth & Income Trust II
Health Sciences Fund                                    Health Sciences Trust
High Yield Bond Fund                                    High Yield Trust
International Equity Index Fund - Series I and II       International Equity Index Trust A
Shares*
International Equity Index Fund - NAV Shares*           International Equity Index Trust B
Large Cap Growth Fund                                   Blue Chip Growth Trust
Large Cap Value Fund                                    Equity Income Trust
Managed Fund                                            Managed Trust
Mid Cap Growth Fund                                     Mid Cap Stock Trust
Mid Cap Value B Fund                                    Mid Value Trust
Money Market Fund                                       Money Market Trust B
Overseas Equity B Fund                                  Overseas Equity Trust
Real Estate Equity Fund                                 Real Estate Securities Trust B
Short-Term Bond Fund                                    Short-Term Bond Trust
Small Cap Emerging Growth Fund                          Small Cap Emerging Growth Trust
Small Cap Value Fund                                    Small Cap Value Trust
Total Return Bond Fund                                  Total Return Trust


          * This document also supplements each May 1, 2004 prospectus (as previously supplemented) with respect to variable annuity as variable life insurance contracts under which any funds of JHVST are investment options.

TERMS OF REORGANIZATION

         The Reorganization has been designed so that each Acquired Fund has substantially the same or similar investment objective and policies as the Acquiring Fund into which it will be combined. In most cases, the overall level of the Acquiring Fund's investment management fees and other operating expenses after the Reorganization (i.e., the fund's "expense ratio") is expected to be lower than the corresponding Acquired Fund's has been. In those cases where the Acquiring Fund's expense ratio is expected to be higher, JHVST's Trustees have concluded that this would be outweighed by the expected advantages of the Reorganization to the Acquired Fund and its shareholders.

         Under the terms of the Reorganization, each shareholder of an Acquired Fund will receive a number of full and fractional shares of the Acquiring Fund into which it combines having a total value equal to the total value of that shareholder's shares of the Acquired Fund.

AFFECT OF REORGANIZATION FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS

         The JHVST funds serve primarily to support variable investment options under variable annuity and variable life insurance contracts. Upon the combination of a JHVST fund into the corresponding Acquiring Fund, any investment option based on that JHVST fund will thereafter be based on and supported by that Acquiring Fund.

         No holder of a variable annuity or variable life insurance contract that participates in any JHVST fund will have any taxable income, gain or loss, or suffer any other adverse federal income tax consequences, as a result of the Reorganization.

         Owners of variable annuity and variable life insurance contracts will continue to be able to make transfers into or out of the variable investment options that are available under their contracts at the time of transfer.
Such transfers, and the procedures for making them, will continue to be subject to the terms and conditions set forth in the applicable prospectus for the contract from time to time.

         Also, any instructions that a contract owner has in effect as to a variable investment option will continue to be in effect, notwithstanding that the option is supported by a different fund (i.e., the applicable Acquiring
Fund) following the Reorganization. Such instructions would include, for example, instructions concerning allocation of premium payments or charges under the variable annuity or variable life insurance contract, and instructions for automatic transactions, such as periodic withdrawals or periodic asset rebalancing. However, owners will continue to be able to change such instructions at any time, in the manner and subject to the terms and conditions set forth in the prospectus for the applicable contract from time to time.

         This supplement is not an offer to sell, nor a solicitation of an offer to buy, shares of any Acquiring Fund.



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